Exhibit 10(b)
AMENDMENT NO. 1 TO THE
BRIDGE FACILITY CREDIT AGREEMENT,
DATED AS OF FEBRUARY 28, 2006,
among
THE TDL GROUP CORP.,
as Borrower,
TIM HORTONS INC. AND CERTAIN OF ITS SUBSIDIARIES,
as Guarantors,
JPMORGAN CHASE BANK, N.A., TORONTO BRANCH,
as a Lender
and
ROYAL BANK OF CANADA,
as a Lender

AMENDMENT NO. 1, dated as of April 24, 2006
          This AMENDMENT NO. 1 amends the Bridge Facility Credit Agreement, dated as of February 28, 2006 (the “Bridge Credit Agreement”), by and among The TDL Group Corp, as borrower (the “Borrower”), Tim Hortons Inc. (“THI”) and certain of its Subsidiaries, as Guarantors, JPMorgan Chase Bank, N.A., Toronto Branch (“JPMorgan Chase”), as a lender, and Royal Bank of Canada (“RBC”), as a lender (JPMorgan Chase and RBC shall each be referred to herein as a “Lender” and collectively as the “Lenders”).
WITNESSETH:
          WHEREAS, the parties hereto wish to amend Section 5.11(a) and (b) of the Bridge Credit Agreement to reflect the original intent of the parties that the threshold levels for the financial covenants described in such clauses will adjust with the new thresholds first applying with respect to THI’s second Fiscal Quarter of 2006, and for any subsequent Fiscal Quarter.
          NOW, THEREFORE, the parties hereto hereby agree as follows:
ARTICLE I
DEFINITIONS
          SECTION 1.1 Definitions. For all purposes of this Amendment No. 1, except as otherwise expressly provided herein or unless the context otherwise requires, capitalized terms used herein shall have the meanings assigned to such terms in the Bridge Credit Agreement, which is incorporated by reference herein. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Bridge Credit Agreement shall, from and after the date hereof, refer to the Bridge Credit Agreement, as amended hereby.
ARTICLE II
AMENDMENTS
TO BRIDGE CREDIT AGREEMENT
          SECTION 2.1 Section 5.11(a) of the Bridge Credit Agreement. Section 5.11(a) of the Bridge Credit Agreement is hereby deleted in its entirety and the following is substituted in its stead:

     “(a) Consolidated Total Debt to Consolidated EBITDA: THI and its Subsidiaries will not permit, as at the end of each Fiscal Quarter, the ratio of Consolidated Total Debt as at the end of such Fiscal Quarter to Consolidated EBITDA for the Rolling Period then ended, to exceed (i) 3.50:1.00 in respect of the first Fiscal Quarter ending after the Closing Date (THI’s first Fiscal Quarter, ending April 2, 2006), or (ii) 2.50:1.00 in respect of the second Fiscal Quarter ending after the Closing Date (THI’s second Fiscal Quarter, ending July 2, 2006) and in respect of any subsequent Fiscal Quarters.”
     SECTION 2.2 Section 5.11(b) of the Bridge Credit Agreement. Section 5.11(b) of the Bridge Credit Agreement is hereby deleted in its entirety and the following is substituted in its stead:
     “(b) Fixed Charge Coverage Ratio. THI and its Subsidiaries will not permit, as at the end of each Fiscal Quarter, the ratio of Consolidated EBITDAR to Consolidated Fixed Charges for the Rolling Period then ended, to be less than (i) 2.25:1.00 in respect of the first Fiscal Quarter ending after the Closing Date (THI’s first Fiscal Quarter, ending April 2, 2006), or (ii) 2.75:1.00 in respect of the second Fiscal Quarter ending after the Closing Date (THI’s second Fiscal Quarter, ending July 2, 2006) and in respect of any subsequent Fiscal Quarters.”
ARTICLE III
MISCELLANEOUS
     SECTION 3.1 Effectiveness. This Amendment No. 1 shall be effective retroactively as of February 28, 2006 (the “Effective Date”) upon receipt by the Lenders of a copy of this Amendment No. 1 duly executed by the Borrower and each Lender.
     SECTION 3.2 Execution in Counterparts. This Amendment No. 1 may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.
     SECTION 3.3 Headings. Headings used in this Amendment No. 1 are for convenience of reference only and shall not affect the construction of this Amendment No. 1.
     SECTION 3.4 Reaffirmation of Bridge Credit Agreement. The parties hereto agree and acknowledge that nothing contained in this Amendment No. 1 in any manner or respect limits or terminates any of the provisions of the Bridge Credit Agreement other than as expressly set forth herein and further agree and acknowledge that the Bridge Credit Agreement remains and continues in full force and effect and is hereby ratified and reaffirmed in all respects, as modified by the terms set forth herein. None of the terms and conditions of this Amendment No. 1 may be changed, waived, modified or varied in any manner, whatsoever, except in accordance with the Bridge Credit Agreement.

          SECTION 3.5 Authorization. The Borrower represents and warrants to the Lenders that this Amendment No. 1 has been duly authorized by all necessary corporate action on the part of the Borrower and has been duly executed and delivered by the Borrower to the Lenders.
          SECTION 3.6 Reaffirmation of Guarantees. Each Guarantor hereby agrees and acknowledges that the Guarantee provided by such Guarantor remains and continues in full force and effect and is hereby ratified and reaffirmed in all respects.
          SECTION 3.7 Governing Law. THIS AMENDMENT NO. 1 SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE PROVINCE OF ONTARIO.
          SECTION 3.8 Expenses. The Borrower hereby agrees to pay all reasonable out-of-pocket expenses incurred by the Lenders and their Affiliates in connection with this Amendment No. 1 in accordance with Section 9.3(a) of the Bridge Credit Agreement.
          SECTION 3.9 Officer’s Certificate. The Borrower and THI shall, on or before one (1) Business Day after the execution of this Amendment No. 1, provide to the Lenders an amendment certificate in the form of Exhibit A hereto. Failure to provide such certificate shall constitute an Event of Default under the Bridge Credit Agreement.
[Balance of page intentionally left blank. Signature page follows.]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be executed and delivered by their proper and duly authorized officers as of the first date set forth above.

THE TDL GROUP CORP., as Borrower
By:	/s/ Cynthia J. Devine
Printed Name: Cynthia J. Devine
Title: Executive Vice President and Chief Financial Officer

JPMORGAN CHASE BANK, N.A., TORONTO BRANCH
By:	/s/ Paul R. DeMelo
Print Name: Paul R. DeMelo
Title: Managing Director

ROYAL BANK OF CANADA
By:	/s/ Kevin P. Adams
Print Name: Kevin P. Adams
Title: Authorized Signatory

ACKNOWLEDGED AND AGREED:

THE TDL GROUP, as Guarantor

By:	/s/ Cynthia J. Devine

Print Name: Cynthia J. Devine
Title: Chief Financial Officer

THE TDL MARKS CORPORATION, as Guarantor

By:	/s/ Marvin Shahin

Print Name: Marvin Shahin
Title: Director

TIM HORTONS INC., as Guarantor

By:	/s/ Jonathan F. Catherwood

Print Name: Jonathan F. Catherwood
Title: Vice President

EXHIBIT A
FORM OF AMENDMENT CERTIFICATE

TO:	JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, and ROYAL BANK OF CANADA

RE:	Bridge Facility Credit agreement dated as of February 28, 2006 (as amended, supplemented or otherwise modified from time to time, the “Bridge Credit Agreement”), among The TDL Group Corp., as borrower (the “Borrower”), Tim Hortons Inc. (“THI”) and certain of its Subsidiaries as guarantors, JPMorgan Chase Bank, N.A., Toronto Branch and Royal Bank of Canada, as Lenders.

We hereby certify, after due and careful investigation, that:

(i) each of the representations and warranties made by the Borrower and THI in the Credit Agreement are true and correct on and as of the date hereof except to the extent that (i) any change to the representations and warranties has been disclosed to and accepted by the Lenders, or (ii) any representation and warranty is stated to be made as of a particular time; and

(ii) on and as of the date hereof, no Default has occurred and is continuing.
          All terms defined in the Bridge Credit Agreement and used herein have the meanings given to them by the Bridge Credit Agreement.
          DATED: April ___, 2006

THE TDL GROUP CORP.
By:
Name:
Title:

By:
Name:
Title:

TIM HORTONS INC.
By:
Name:
Title:

By:
Name:
Title: